T. Rowe Price
--------------------------------------------------------------------------------
                                Semiannual Report
                              Blue Chip Growth Fund
--------------------------------------------------------------------------------
                                  June 30, 2000
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REPORT HIGHLIGHTS
================================================================================
BLUE CHIP GROWTH FUND
---------------------

     * A volatile equity market produced mixed results among many sectors in the first half of 2000.

     * In a challenging period, the Blue Chip Growth Fund posted strong returns and exceeded its benchmarks.

     * Our focus on high-quality companies, especially in the technology and health care sectors, benefited performance.

     * We expect economic growth to moderate, but corporate profit growth should support stock prices.
================================================================================
UPDATES AVAILABLE
-----------------

     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.
================================================================================

FELLOW SHAREHOLDERS
-------------------

     The Federal Reserve continued to raise interest rates during the six months ended June 30, 2000, trying to slow a fast-paced economy. Investors reacted by selling off more-speculative technology investments and rotating to the stocks of companies that app eared to have more solid financial fundamentals, including strong profitability. The activity heightened volatility, spurring large single-day gains and losses among the major market indices. By the end of the period, however, most well-established technology companies had rebounded, and steady growth firms in other industries advanced.

       *************************************************************

          PERFORMANCE COMPARISON
          ----------------------
          Periods Ended 6/30/00         6 Months       12 Months
          ---------------------         --------       ---------
          Blue Chip Growth Fund            6.88%          16.77%
          S&P 500                         -0.43            7.24
          Lipper Large-Cap Core
          Funds Average                    1.27           11.37

       *************************************************************

     Your fund's investment strategy helped guide it to several better-performing stocks of early 2000, particularly in the technology and health care sectors. Its six-month advance of 6.88% significantly outpaced both the Standard & Poor's 500 Stock Index and the Lipper Large-Cap Core Funds Average. These results contributed to a strong 12-month total return of 16.77%, also superior to both benchmarks.

MARKET ENVIRONMENT
------------------

     The past six months were a roller coaster ride in the equity markets. The year started with renewed concerns about economic overheating, as first-quarter GDP growth steamed ahead at a 5.4% rate. At the same time, consumer demand rose 7% and business fixed investment rose 17%. The Fed indicated that it viewed these growth levels as unsustainable and inflationary, and indeed, signs of inflation became evident in labor costs and basic goods. The central bank responded by raising the federal funds target rate three times in the first half of 2000 by a total of 100 basis points (1%), the most recent move being a 50-basis-point hike on May 16. Since beginning its tightening program in mid-1999, the Fed has raised short-term rates by 175 basis points, to 6.5%.

     With rates soaring, investors reversed course. They feared that the Fed's medicine might work too well, slowing the economy enough to harm corporate results, and that higher rates would be particularly damaging to early-stage, speculative companies. Therefore, technology-related firms that offered more promise than profitsNgenerally the market's biggest winners in 1999Nsold off sharply in March, April, and May of 2000. The software segment of the technology universe was particularly deflated in the wake of the Justice Department's antitrust litigation against Microsoft.

     Because so much investor attention has lately been focused on technology-related industries, the market as a whole weakened in sync with the sudden bear market for tech stocks. For example, many banks and other financials sagged as rates rose, and major retailers struggled as investors feared that higher rates would dampen consumer spending. However, the market's decline didn't last. After the May rate hike, investors grew more confident that the Fed was nearing the end of its tightening program and celebrated by pushing stock prices up again in a variety of industries.


       ***************************************************************

       ADVISOR SHARE CLASS CREATED
       ---------------------------

            T. Rowe Price has introduced a new class of shares for certain funds, including this one. The new Advisor Class shares will be sold exclusively by financial intermediaries, such as brokers and financial advisers, and will enhance our ability to reach a new group of investors through this expanding channel. Since the new share class has a modest 12b-1 fee (a distribution fee paid to the sales intermediary), its performance will likely vary somewhat from your fund shares even though both invest in the same portfolio.

            We want to  emphasize  that  the new  class  will  have no impact whatsoever on your investment in the fund or on the returns provided to you by the fund. The daily net asset value and expenses for the existing shares and the Advisor Class shares are calculated separately. In due course, you will see the Advisor Class share prices listed in newspapers and other print and electronic media. Certain expenses associated with the Advisor Class shares will be itemized in financial statements in your fund's shareholder reports.

       ***************************************************************

     This time, however, investors were more selective with their purchases. When technology stocks rebounded strongly in June, for example, the winners were stable companies with strong earnings and cash flow. Companies without good prospects for solid profitability were crushed. Some of our concerns over the valuations of these types of companies, expressed in our last report to you, were validated. In general, investors began to gravitate to more moderately priced stocks with reliable, if not spectacular, earnings growth projections. Investors also focused on the potential threat of a hard landing in the economy. For this reason, stable-growth consumer issues and pharmaceuticals did well. Finally, while value stocks in general underperformed growth stocks, some lower-priced issues with positive prospects, notably in the energy and insurance sectors, benefited from renewed investor focus on valuation.

PORTFOLIO REVIEW
----------------

     Technology proved to be among the most important contributors to the fund's relative showing in the first half. Since our stake in tech-nology companies is smaller than in some of our competitors, our losses during the second-quarter bear market proved comparatively moderate. However, the nature of the tech sector's rebound in June was also quite favorable for your fund. Our strategic focus on companies with long-term sustainable earnings growth, strong management, and dominant market positions led us to companies that performed well. HEWLETT-PACKARD, ORACLE, and CISCO SYSTEMS are all long-term holdings that offer very strong earnings growth, and each were top performers in the first half.

     Our significant bet on semiconductor stocks also continued to generate strong returns. INTEL has been a controversial stock, but it powered ahead on new growth initiatives and was our third-best performer. ALTERA and XILINX (leaders in the programmable logic device area), along with MAXIM INTEGRATED PRODUCTS and TEXAS INSTRUMENTS (which hold dominant positions in the analog and digital signal processor markets), provided stellar results. Each of these long-time holdings enjoys protected niche positions, generates very high margins, and is well positioned to participate in the exploding growth in the telecommunications sector. APPLIED MATERIALS, the leader in semicon-ductor equipment, and SIEBEL SYSTEMS, the top producer of customer relationship software, also were top-20 contributors.

     A substantial stake in telecommunications equipment makers also boosted results. CORNING, a dominant producer of fiber-optic components, appreciated sharply and became one of our largest holdings. Because demand for fiber-optic telecom equipment is so buoyant, we have invested in several businesses offering highly attractive earnings growth. NORTEL NETWORKS probably has the controlling position in high-level optical telecom systems. Leading optics component manufacturers JDS UNIPHASE and SDL were both very strong for your fund. JDS Uniphase also recently announced that it will acquire SDL, creating a powerhouse to rival Corning.

     Slowly but surely, the health care sector has begun to assert itself. In particular, pharmaceutical giants Warner-Lambert, PFIZER, ELI LILLY, and AMERICAN HOME PRODUCTS were among the fund's top first-half performers. Warner-Lambert and Pfizer completed their merger in the half, and the combined entity (called Pfizer) represented our largest holding at mid-year. Our substantial position in both predecessor companies produced solid results over several years, and the new Pfizer appears well positioned to generate 25% earnings growth for several years. While results among health care firms outside of pharmaceuticals were mixed, quality franchises performed rather well. For example, well-managed UNITEDHEALTH GROUP advanced strongly this year, particularly compared with other health care services companies. In related areas, WATERS CORPORATION, a leading supplier of medical instrumentation used for drug discovery in the pharmaceutical and biotech industries, continued its record of steady, strong top- and bottom-line growth, and the stock appreciated sharply. Biotech leaders GENENTECH and MEDIMMUNE produced smaller but still meaningful gains, especially considering their relatively modest weight in the fund.

       ***************************************************************

              Sector Diversification pie chart based on net assets
               as of 6/30/00 with the following segments: Business
             services and transportation, 14%. Capital equipment and
                process industries, 5%. Technology, 27%. Consumer
             services and cyclicals, 11%. Financial, 17%. Energy and
            utilities, 7%. Consumer nondurables, 18%. Reserves, 1%.

       ***************************************************************

     We would be remiss if we failed to mention top performers of other, less-newsworthy industries. Several of these contrib-utors are gratifying because they were mediocre performers last year, but patience (and trust in their strong fundamentals) allowed for a happier result this year. TYCO INTERNATIONAL received a clean bill of health from the SEC on its accounting practices and the stock rebounded sharply. SAFE WAY, STATE STREET, and BANK OF NEW YORK dispelled earlier concerns that the Internet would jeopardize their business models, and each produced strong earnings growth and stock performance. PEPSICO, a much maligned stock in recent years, also began to generate stronger earnings and improved stock performance. Finally, CITIGROUP and VIACOM (parent of CBS and Viacom) continued to produce very strong gains for your fund. These long-term holdings generate tremendous free cash flow and are run by disciplined manage-ment driven to grind out consistent, solid results.

     Results were restrained by several weak performers in the computer software sector. MICROSOFT was the biggest detractor to results, and BMC SOFTWARE also declined sharply. Although we are quite concerned that the government's antitrust actions could be quite damaging to Microsoft, particularly if the company is split, we believe there is a greater probability that lesser sanctions will ultimately be imposed. We have been more concerned that the company's core businesses may be slowing, although our recent checks provide some assurance on this issue. Consequently, we are maintaining our position. Conversely, BMC has been more problematic, missing earnings projections once again in the second quarter. Our only solace is that we did not fully trust in management's recent assertions that the business was on track, and our position size was moderate. We are collecting more data, but we are more inclined to sell than buy given our current assessment of this business.

     There were weak spots in a few other sectors. AMERICA ONLINE churned in the $50 to $60 range as investors evaluated its proposed merger with TIME WARNER. We are generally constructive on the combined entity and are encouraged that the stock has held up much better than most Internet-related issues. Although we trimmed Time Warner to control risk should the deal be disallowed by regulators, we continued to add to AOL. HOME DEPOT corrected quite substantially as investors feared that higher interest rates would lead to slowing housing turnover and slower earnings growth. In fact, Home Depot's business has slowed modestly, but we added to the stock on weakness, and it has rebounded nicely in the last few weeks. In contrast, Procter and Gamble has experienced sharply slower growth for several quarters and recently replaced top management. We sold our modest position after the first of its two recent quarterly earnings misses because we believed that the company would not generate consistent, high-quality earnings growth for perhaps an extended period.

STRATEGY
--------

     We continued to focus on maintaining positions in core holdings as long as the fundamentals remained strong and the valuations were reasonable. As usual, cash inflows were invested opportunistically in existing holdings. For example, additions to America Online, VODAFONE AIRTOUCH, NEXTEL COMMUNICATIONS, and FLEXTRONICS INTERNATIONAL (a leading contract manufacturer of electronic products) were significant enough to be included in the 10-largest purchases of the fund for the past six months.

*****************************

LUCENT TECHNOLOGIES, AT&T,
AND SPRINT WERE ELIMINATED
AFTER  CAREFUL  ANALYSIS
REVEALED FUNDAMENTAL FLAWS . . .

*****************************

     However, we did establish some major new positions. Nortel Networks was the largest for the six-month period. As noted earlier, the company enjoys a commanding position in the market for sophisticated optical telecommunications systems, and the stock has been a solid performer since we bought it. Pharmacia & Upjohn recently purchased Monsanto, and the combined company has a very solid product pipeline with minimal patent expirations. The new PHARMACIA appears to be well positioned for above-average earnings growth for several years. Siebel Systems and Waters Corporation were noted as solid contributors to first-half performance, even though we didn't own them at the beginning of the period. Both companies have strong product lineups, offer a record of profitable growth, and operate in very fertile growth areas. LOWE'S was also a top-10 purchase in the first half. The company is a strong second to Home Depot in the home improvement retailing area. We think this will continue to be a solid growth area, and the two companies dominate the industry (with Lowe's selling at a sharp valuation discount).

     There were a few notable sales in the first half. Time Warner was trimmed aggressively, but much of the proceeds were redeployed into AOL. Lucent Technologies, AT&T, and Sprint were eliminated after careful analysis revealed fundamental flaws, but also because we saw better growth opportunities in comparable companies such as Cisco, Nortel, and WORLDCOM. Fortunately, Citrix Systems was eliminated at a substantial profit (at a price much higher than current prices) due to concerns regarding earnings deceleration that proved to be well founded.

OUTLOOK
-------

     It appears that the Fed has slowed its campaign to raise rates, although further rate hikes this year remain a strong possibility. We expect that, as a result of the Fed's efforts, the economy will slow but continue to grow. This scenario could spell trouble in some sectors, especially among technology stocks whose valuations have again become stretched. Overall, however, a more moderate but sustainable economic growth rate should help support continued good news in corporate earnings.

     As always, it is our primary goal to identify blue chip companies with leading market positions, seasoned management, and strong financial fundamentals. Although the stock prices of these market leaders are rarely inexpensive, we see several reasons to continue our faith in them:

     * Inflation and interest rate data are largely positive. Although inflation pressures have appeared in some economic data, the Fed has thus far been very effective in controlling growth before inflation becomes obvious to the consumer. On balance, we believe that inflation and interest rates will increase but at a manageable pace.

     * Earnings growth continues to be very strong at many high-quality U.S. companies, and the valuations of selected companies remain reasonable.

     * Our investment universe offers investors top-notch, entrepreneurial management that prioritizes shareholder interests, as well as sound business models that have proved very profitable to date.

     * Many of our holdings generate significant free cash flow that has been used to repurchase shares or make acquisitions in a m anner that benefits shareholders. In the past, this attribute of the companies in your fund has proved particularly advant ageous in challenging market environments.

     We believe we can enhance returns and lower risk over time by investing in "all season" growth companiesNthose that can generate earnings growth regardless of the economic or interest rate environmentNand by striving to buy such companies at reasonable valuations. We appreciate your continued support in this endeavor.

Respectfully submitted,
Larry J. Puglia

/s/

President and Chairman of the Investment Advisory Committee
July 19, 2000
================================================================================

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
                                                                      Percent of
                                                                      Net Assets
                                                                        6/30/00
                                                                     -----------
Pfizer                                                                      4.6%
Citigroup                                                                   2.9
Cisco Systems                                                               2.8
Intel                                                                       2.7
Microsoft                                                                   2.5
Corning                                                                     2.4
GE                                                                          2.4
Tyco International                                                          2.2
Oracle                                                                      2.2
Viacom                                                                      1.8
Freddie Mac                                                                 1.8
America Online                                                              1.6
UnitedHealth Group                                                          1.5
Wal-Mart                                                                    1.5
WorldCom                                                                    1.4
Dell Computer                                                               1.4
Exxon Mobil                                                                 1.3
Safeway                                                                     1.3
Texas Instruments                                                           1.2
Altera                                                                      1.2
Nokia                                                                       1.2
Applied Materials                                                           1.2
Home Depot                                                                  1.1
Waters Corporation                                                          1.1
Bank of New York                                                            1.1
                                                                     -----------
Total                                                                      46.4%

Note: Table excludes reserves.
================================================================================

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
MAJOR PORTFOLIO CHANGES
-----------------------
Listed in descending order of size

       6 Months Ended 6/30/00
       Ten Largest Purchases                    Ten Largest Sales
       ---------------------                    -----------------
       Nortel Networks *                        Time Warner
       Pharmacia & Upjohn *                     MediaOne Group **
       AT&T *                                   Lucent Technologies **
       Siebel Systems *                         Bristol-Myers Squibb
       America Online                           Citrix Systems **
       Vodafone AirTouch                        Johnson & Johnson
       Waters Corporation *                     Sprint **
       Nextel Communications                    3Com **
       Flextronics International                AT&T **
       Lowe's *                                 Motorola

    *  Position added
   **  Position eliminated
================================================================================
T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
----------------------
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
                                                    Blue Chip
                               S&P 500              Growth Fund
                               -------              -----------
            6/30/93             10,000                 10,000
            6/94                10,140                 11,026
            6/95                12,784                 13,827
            6/96                16,109                 17,682
            6/97                21,698                 23,444
            6/98                28,243                 30,419
            6/99                34,670                 36,648
            6/00                37,181                 42,793

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how the fund would have performed each year if its actual (or cumulative)returns for the periods shown had been earned at a constant rate.

                                                             Since     Inception
Periods Ended 6/30/00         1 Year   3 Years   5 Years   Inception      Date
---------------------         ------   -------   -------   ---------   ---------
Blue Chip Growth Fund         16.77%    22.21%    25.35%      23.08%     6/30/93

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================
T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
Unaudited                        For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
--------------------
BLUE CHIP GROWTH SHARES

                     6 Months      Year
                        Ended     Ended
                      6/30/00  12/31/99  12/31/98  12/31/97  12/31/96  12/31/95
                      -------  --------  --------  --------  --------  --------
NET ASSET VALUE
Beginning of period  $ 36.34   $ 30.60   $ 24.17   $ 19.06   $ 15.09   $ 11.11
--------------------------------------------------------------------------------
Investment activities
 Net investment
 income (loss)         (0.02)     0.03      0.11      0.13      0.14      0.16*
 Net realized and
 unrealized gain(loss)  2.52      6.07      6.82      5.12      4.05      4.05
--------------------------------------------------------------------------------
 Total from
 investment activities  2.50      6.10      6.93      5.25      4.19      4.21
--------------------------------------------------------------------------------
Distributions
 Net investment income     -     (0.03)    (0.11)    (0.12)    (0.14)    (0.15)
 Net realized gain         -     (0.33)    (0.39)    (0.02)    (0.08)    (0.08)
--------------------------------------------------------------------------------
 Total distributions       -     (0.36)    (0.50)    (0.14)    (0.22)    (0.23)
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period        $ 38.84   $ 36.34   $ 30.60   $ 24.17   $ 19.06   $ 15.09
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Total return~           6.88%    20.00%    28.84%    27.56%    27.75%    37.90%*
--------------------------------------------------------------------------------
Ratio of total expenses
to average net assets   0.92%+    0.91%     0.91%     0.95%     1.12%     1.25%*
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) to
average net assets     (0.12)%+   0.10%     0.43%     0.86%     0.87%     1.27%*
--------------------------------------------------------------------------------
Portfolio
turnover rate          50.9%+    41.3%     34.5%     23.7%     26.3%     38.1%
--------------------------------------------------------------------------------
Net assets, end of
period (in millions) $ 7,479   $ 6,709   $ 4,330   $ 2,345     $ 540     $ 146
--------------------------------------------------------------------------------
     ~ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
     * Excludes expenses in excess of a 1.25% voluntary expense limitation in effect through 12/31/96.
     +    Annualized

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
Unaudited                         For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
--------------------
BLUE CHIP GROWTH ADVISOR CLASS SHARES
                                                                         3/31/00
                                                                         Through
                                                                         6/30/00
                                                                      ----------
NET ASSET VALUE
Beginning of period                                                     $ 38.63
--------------------------------------------------------------------------------
Investment activities
 Net realized and
 unrealized gain (loss)                                                    0.23
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period                                                           $ 38.86
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Total return~                                                              0.60%
--------------------------------------------------------------------------------
Ratio of total expenses to
average net assets                                                         0.67%
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets                                                                 0.06%
--------------------------------------------------------------------------------
Portfolio turnover rate                                                    50.9%
--------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                                                          $ 452
--------------------------------------------------------------------------------
     ~ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
     +    Annualized

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2000
STATEMENT OF NET ASSETS
-----------------------
                                                        Shares           Value
                                                     -----------     -----------
                                                            In thousands
COMMON STOCKS  99.2%
FINANCIAL  16.7%
----------------
BANK AND TRUST  5.2%
Bank of America                                          400,000       $ 17,200
--------------------------------------------------------------------------------
Bank of New York                                       1,810,000         84,165
--------------------------------------------------------------------------------
Chase Manhattan                                          300,000         13,819
--------------------------------------------------------------------------------
Firstar                                                2,800,000         58,975
--------------------------------------------------------------------------------
Mellon Financial                                       1,900,000         69,231
--------------------------------------------------------------------------------
State Street                                             755,000         80,077
--------------------------------------------------------------------------------
Wells Fargo                                            1,700,000         65,875
--------------------------------------------------------------------------------
                                                                        389,342
                                                                     -----------

INSURANCE  2.1%
ACE Limited                                            1,940,000         54,320
--------------------------------------------------------------------------------
American International Group                             310,000         36,425
--------------------------------------------------------------------------------
Marsh & McLennan                                         667,000         69,660
--------------------------------------------------------------------------------
                                                                        160,405
                                                                     -----------
FINANCIAL SERVICES  9.4%
American Express                                       1,420,000         74,018
--------------------------------------------------------------------------------
Associates First Capital (Class A)                       820,000         18,296
--------------------------------------------------------------------------------
Capital One Financial                                  1,300,000         58,013
--------------------------------------------------------------------------------
Charles Schwab                                           370,000         12,441
--------------------------------------------------------------------------------
Citigroup                                              3,650,000        219,912
--------------------------------------------------------------------------------
Fannie Mae                                             1,540,000         80,369
--------------------------------------------------------------------------------
Freddie Mac                                            3,340,000        135,270
--------------------------------------------------------------------------------
Goldman Sachs Group                                       70,000          6,641
--------------------------------------------------------------------------------
Morgan Stanley Dean Witter                               820,000         68,265
--------------------------------------------------------------------------------
Providian Financial                                      325,000         29,250
--------------------------------------------------------------------------------
                                                                        702,475
                                                                     -----------
Total Financial                                                       1,252,222
                                                                     -----------
UTILITIES  2.7%
---------------
TELEPHONE  2.7%
AT&T Liberty Media Group *                             1,270,000         30,797
--------------------------------------------------------------------------------
Nextel Communications *                                1,300,000         79,503
--------------------------------------------------------------------------------
Verizon Communications                                   100,000        $ 6,225
--------------------------------------------------------------------------------
Vodafone AirTouch ADR                                  2,000,000         82,875
--------------------------------------------------------------------------------
Total Utilities                                                         199,400
                                                                     -----------

CONSUMER NONDURABLES  17.8%
---------------------------
BEVERAGES  1.6%
Coca-Cola                                                725,000         41,642
--------------------------------------------------------------------------------
PepsiCo                                                1,810,000         80,432
--------------------------------------------------------------------------------
                                                                        122,074
                                                                     -----------
FOOD PROCESSING  0.2%
Quaker Oats                                              160,000         12,020
--------------------------------------------------------------------------------
                                                                         12,020
                                                                     -----------
HOSPITAL SUPPLIES/HOSPITAL MANAGEMENT  0.9%
Baxter International                                     860,000         60,469
--------------------------------------------------------------------------------
Medtronic                                                100,000          4,981
--------------------------------------------------------------------------------
                                                                         65,450
                                                                     -----------
PHARMACEUTICALS  11.8%
American Home Products                                 1,270,000         74,613
--------------------------------------------------------------------------------
Amgen *                                                  590,000         41,466
--------------------------------------------------------------------------------
Bristol-Myers Squibb                                     500,000         29,125
--------------------------------------------------------------------------------
Eli Lilly                                                820,000         81,897
--------------------------------------------------------------------------------
Genetech *                                               400,000         68,800
--------------------------------------------------------------------------------
Johnson & Johnson                                        130,000         13,244
--------------------------------------------------------------------------------
MedImmune *                                              680,000         50,299
--------------------------------------------------------------------------------
Merck                                                    680,000         52,105
--------------------------------------------------------------------------------
Pfizer                                                 7,125,000        342,000
--------------------------------------------------------------------------------
Pharmacia                                              1,225,000         63,317
--------------------------------------------------------------------------------
Schering-Plough                                        1,360,000         68,680
--------------------------------------------------------------------------------
                                                                        885,546
                                                                     -----------

HEALTH CARE SERVICES  2.8%
CIGNA                                                    572,000         53,482
--------------------------------------------------------------------------------
UnitedHealth Group                                     1,300,000        111,475
--------------------------------------------------------------------------------
Wellpoint Health Networks *                              575,000         41,652
--------------------------------------------------------------------------------
                                                                        206,609
                                                                     -----------
MISCELLANEOUS CONSUMER PRODUCTS  0.5%
Philip Morris                                            640,000         17,000
--------------------------------------------------------------------------------
Philips Electronics                                      485,000         23,037
--------------------------------------------------------------------------------
                                                                         40,037
                                                                     -----------
Total Consumer Nondurables                                           1,331,736
                                                                     -----------
CONSUMER SERVICES  10.6%
------------------------
GENERAL MERCHANDISERS  2.0%
Target                                                   610,000       $ 35,380
--------------------------------------------------------------------------------
Wal-Mart                                               1,925,000        110,928
--------------------------------------------------------------------------------
                                                                        146,308
                                                                     -----------
SPECIALTY MERCHANDISERS  4.2%
Circuit City Stores                                      100,000          3,319
--------------------------------------------------------------------------------
CVS                                                    1,360,000         54,400
--------------------------------------------------------------------------------
Home Depot                                             1,690,000         84,394
--------------------------------------------------------------------------------
Kroger *                                               2,140,000         47,214
--------------------------------------------------------------------------------
Lowe's                                                   700,000         28,744
--------------------------------------------------------------------------------
Safeway *                                              2,125,000         95,891
--------------------------------------------------------------------------------
The Gap                                                   10,000            312
--------------------------------------------------------------------------------
                                                                        314,274
                                                                     -----------
ENTERTAINMENT AND LEISURE  0.5%
McDonald's                                               500,000         16,469
--------------------------------------------------------------------------------
MGM Grand++ *                                            796,189         24,298
--------------------------------------------------------------------------------
                                                                         40,767
                                                                     -----------

MEDIA AND COMMUNICATIONS  3.9%
Clear Channel Communications *                           950,000         71,250
--------------------------------------------------------------------------------
Comcast (Class A Special) *                              550,000         22,292
--------------------------------------------------------------------------------
Infinity Broadcasting (Class A) *                      1,360,000         49,555
--------------------------------------------------------------------------------
Time Warner                                              130,000          9,880
--------------------------------------------------------------------------------
Viacom (Class B) *                                     2,020,000        137,739
--------------------------------------------------------------------------------
                                                                        290,716
                                                                     -----------
Total Consumer Services                                                 792,065
                                                                     -----------
CONSUMER CYCLICALS  0.1%
------------------------
MISCELLANEOUS CONSUMER DURABLES  0.1%
Eastman Kodak                                             25,000          1,488
--------------------------------------------------------------------------------
Masco                                                    100,000          1,806
--------------------------------------------------------------------------------
Total Consumer Cyclicals                                                  3,294
                                                                     -----------

TECHNOLOGY  26.7%
-----------------
ELECTRONIC COMPONENTS  9.3%
Altera *                                                 890,000         90,696
--------------------------------------------------------------------------------
Analog Devices *                                         430,000         32,680
--------------------------------------------------------------------------------
EMC *                                                    210,000         16,157
--------------------------------------------------------------------------------
Flextronics International *                            1,100,000       $ 75,591
--------------------------------------------------------------------------------
Intel                                                  1,510,000        201,821
--------------------------------------------------------------------------------
Maxim Integrated Products *                            1,210,000         82,166
--------------------------------------------------------------------------------
Motorola                                                 160,000          4,650
--------------------------------------------------------------------------------
SDL *                                                    151,000         43,068
--------------------------------------------------------------------------------
Texas Instruments                                      1,360,000         93,415
--------------------------------------------------------------------------------
Xilinx *                                                 665,000         54,925
--------------------------------------------------------------------------------
                                                                        695,169
                                                                     -----------

ELECTRONIC SYSTEMS  5.6%
Agilent Technologies *                                   220,000         16,225
--------------------------------------------------------------------------------
Applied Materials *                                      955,000         86,577
--------------------------------------------------------------------------------
Hewlett-Packard                                          640,000         79,920
--------------------------------------------------------------------------------
Nokia ADR                                              1,780,000         88,889
--------------------------------------------------------------------------------
PE Biosystems                                            300,000         19,762
--------------------------------------------------------------------------------
Solectron *                                            1,000,000         41,875
--------------------------------------------------------------------------------
Waters Corporation *                                     676,000         84,373
--------------------------------------------------------------------------------
                                                                        417,621
                                                                     -----------
INFORMATION PROCESSING  1.4%
Dell Computer *                                        2,100,000        103,622
--------------------------------------------------------------------------------
                                                                        103,622
                                                                     -----------
SPECIALIZED COMPUTER  0.6%
Sun Microsystems *                                       550,000         50,033
--------------------------------------------------------------------------------
                                                                         50,033
                                                                     -----------
TELECOMMUNICATIONS  9.4%
China Mobile ADR *                                        10,000          1,778
--------------------------------------------------------------------------------
Cisco Systems *                                        3,250,000        206,476
--------------------------------------------------------------------------------
Corning                                                  665,000        179,467
--------------------------------------------------------------------------------
JDS Uniphase *                                           577,000         69,150
--------------------------------------------------------------------------------
LM Ericsson (Class B) ADR                              1,300,000         26,041
--------------------------------------------------------------------------------
Nortel Networks                                        1,135,000         77,464
--------------------------------------------------------------------------------
QUALCOMM *                                               100,000          5,997
--------------------------------------------------------------------------------
Sprint PCS *                                             340,000         20,230
--------------------------------------------------------------------------------
Tellabs *                                                150,000         10,270
--------------------------------------------------------------------------------
WorldCom *                                             2,275,000        104,437
--------------------------------------------------------------------------------
                                                                        701,310
                                                                     -----------

AEROSPACE AND DEFENSE  0.4%
United Technologies                                      550,000         32,381
--------------------------------------------------------------------------------
                                                                         32,381
                                                                     -----------
Total Technology                                                      2,000,136
                                                                     -----------

CAPITAL EQUIPMENT  5.2%
-----------------------
ELECTRICAL EQUIPMENT  4.6%
GE                                                     3,340,000      $ 177,020
--------------------------------------------------------------------------------
Tyco International                                     3,520,000        166,760
--------------------------------------------------------------------------------
                                                                        343,780
                                                                     -----------
MACHINERY  0.6%
Danaher                                                  880,000         43,505
--------------------------------------------------------------------------------
                                                                         43,505
                                                                     -----------
Total Capital Equipment                                                 387,285
                                                                     -----------
BUSINESS SERVICES AND TRANSPORTATION  13.0%
-------------------------------------------
COMPUTER SERVICE AND SOFTWARE  11.6%
America Online *                                       2,200,000        116,050
--------------------------------------------------------------------------------
Automatic Data Processing                              1,225,000         65,614
--------------------------------------------------------------------------------
BMC Software *                                         1,000,000         36,469
--------------------------------------------------------------------------------
Computer Associates                                      640,000         32,760
--------------------------------------------------------------------------------
First Data                                             1,360,000         67,490
--------------------------------------------------------------------------------
Intuit *                                                 300,000         12,394
--------------------------------------------------------------------------------
Lexmark International Group (Class A) *                   10,000            672
--------------------------------------------------------------------------------
Macromedia *                                              82,000          7,926
--------------------------------------------------------------------------------
Microsoft *                                            2,350,000        187,927
--------------------------------------------------------------------------------
Oracle *                                               1,925,000        161,760
--------------------------------------------------------------------------------
Peregrine Systems *                                      100,000          3,481
--------------------------------------------------------------------------------
Siebel Systems *                                         460,000         75,253
--------------------------------------------------------------------------------
Verisign *                                                61,000         10,757
--------------------------------------------------------------------------------
VERITAS Software *                                       515,000         58,179
--------------------------------------------------------------------------------
Yahoo! *                                                 220,000         27,259
--------------------------------------------------------------------------------
                                                                        863,991
                                                                     -----------

MISCELLANEOUS BUSINESS SERVICES  0.7%
Omnicom                                                  575,000         51,211
--------------------------------------------------------------------------------
                                                                         51,211
                                                                     -----------
RAILROADS  0.7%
Kansas City Southern Industries                          622,000         55,164
--------------------------------------------------------------------------------
                                                                         55,164
                                                                     -----------
Total Business Services and Transportation                              970,366
                                                                     -----------
ENERGY  4.3%
------------
ENERGY SERVICES  0.6%
Baker Hughes                                           1,360,000       $ 43,520
--------------------------------------------------------------------------------
                                                                         43,520
                                                                     -----------
INTEGRATED PETROLEUM - DOMESTIC  0.2%
Amerada Hess                                             300,000         18,525
--------------------------------------------------------------------------------
                                                                         18,525
                                                                     -----------
INTEGRATED PETROLEUM - INTERNATIONAL  3.5%
BP Amoco ADR                                             790,000         44,684
--------------------------------------------------------------------------------
Chevron                                                  740,000         62,761
--------------------------------------------------------------------------------
Exxon Mobil                                            1,270,115         99,704
--------------------------------------------------------------------------------
Royal Dutch Petroleum                                    890,000         54,791
--------------------------------------------------------------------------------
                                                                        261,940
                                                                     -----------
Total Energy                                                            323,985
                                                                     -----------
PROCESS INDUSTRIES  0.4%
------------------------
PAPER AND PAPER PRODUCTS  0.4%
Kimberly-Clark                                           610,000         34,999
--------------------------------------------------------------------------------
Total Process Industries                                                 34,999
                                                                     -----------
Total Miscellaneous Common Stocks  1.7%                                 127,530
                                                                     -----------
Total Common Stocks (Cost  $5,011,745)                                7,423,018
                                                                     -----------

SHORT-TERM INVESTMENTS  2.5%
----------------------------
MONEY MARKET FUNDS  2.5%
Reserve Investment Fund, 6.68%, # +                  188,453,884        188,454
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost  $188,454)                           188,454
                                                                     -----------
101.8% of Net Assets (Cost $5,200,199)                              $ 7,611,472

Other Assets Less Liabilities                                          (132,161)
                                                                     -----------
NET ASSETS                                                          $ 7,479,311
                                                                     -----------
NET ASSETS CONSIST OF:
----------------------
Accumulated net investment income - net of distributions               $ (4,176)
Accumulated net realized gain/loss - net of distributions               219,350
Net unrealized gain (loss)                                            2,411,273
Paid-in-capital applicable to 192,586,603 shares of $0.0001 par
value capital stock outstanding; 1,000,000,000 shares authorized      4,852,864
                                                                     -----------
NET ASSETS                                                          $ 7,479,311
                                                                     -----------
NET ASSET VALUE PER SHARE
 Blue Chip Growth shares
 ($7,478,858,746/192,574,972 shares outstanding)                        $ 38.84
                                                                     -----------
 Blue Chip Growth Advisor Class shares
 ($452,026/11,631 shares outstanding)                                   $ 38.86
                                                                     -----------
   #  Seven-day yield
   *  Non-income producing
   +  Affiliated  company
   ++ Securities contain some restrictions as to public resale - total of such securities at period-end amounts to 0.3% of net assets.
 ADR  American Depository Receipt


The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
Unaudited
STATEMENT OF OPERATIONS
-----------------------
In thousands
                                                                        6 Months
                                                                           Ended
                                                                         6/30/00
                                                                    -----------
INVESTMENT INCOME (LOSS)
------------------------
Income
 Dividend                                                              $ 23,402
 Interest (includes $4,103 from affiliated companies)                     4,106
                                                                     -----------
 Total income                                                            27,508
                                                                     -----------
Expenses
 Investment management                                                   21,324
 Shareholder servicing
  Blue Chip Growth shares                                                 9,762
  Blue Chip Growth Advisor Class shares                                       -
 Prospectus and shareholder reports
  Blue Chip Growth shares                                                   271
  Blue Chip Growth Advisor Class shares                                       -
 Custody and accounting                                                     148
 Registration                                                                87
 Legal and audit                                                             14
 Directors                                                                   10
 Miscellaneous                                                               31
                                                                     -----------
 Total expenses                                                          31,647
 Expenses paid indirectly                                                    (6)
                                                                     -----------
 Net expenses                                                            31,641
                                                                     -----------
Net investment income (loss)                                             (4,133)
                                                                     -----------
REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------
Net realized gain (loss)
 Securities                                                             113,799
 Foreign currency transactions                                             (420)
                                                                     -----------
 Net realized gain (loss)                                               113,379
Change in net unrealized gain or loss on securities                     365,461
                                                                     -----------
Net realized and unrealized gain (loss)                                 478,840
                                                                     -----------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                $ 474,707
                                                                     -----------

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
Unaudited
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
In thousands
                                                        6 Months            Year
                                                           Ended           Ended
                                                         6/30/00        12/31/99
                                                   -------------   -------------
INCREASE (DECREASE) IN NET ASSETS
 Operations
  Net investment income (loss)                         $ (4,133)        $ 5,440
  Net realized gain (loss)                              113,379         157,750
  Change in net unrealized gain or loss                 365,461         902,436
                                                   -------------   -------------
  Increase (decrease) in net assets from operations     474,707       1,065,626
                                                   -------------   -------------
Distributions to shareholders
  Net investment income
   Blue Chip Growth shares                                    -          (5,483)
  Net realized gain
   Blue Chip Growth shares                                    -         (60,286)
  Decrease in net assets from distributions                   -         (65,769)
                                                   -------------   -------------
Capital share transactions *
  Shares sold
   Blue Chip Growth shares                            1,394,070       2,780,647
   Blue Chip Growth Advisor Class shares                    450               -
                                                   -------------   -------------
  Increase in net assets from shares sold             1,394,520       2,780,647
  Distributions reinvested
   Blue Chip Growth shares                                    -          64,447
  Shares redeemed
   Blue Chip Growth shares                           (1,098,879)     (1,466,122)
                                                   -------------   -------------
 Increase (decrease) in net assets from
  capital share transactions                            295,641       1,378,972
                                                   -------------   -------------
NET ASSETS
 Increase (decrease) during period                      770,348       2,378,829
  Beginning of period                                 6,708,963       4,330,134
                                                   -------------   -------------
  END OF PERIOD                                     $ 7,479,311     $ 6,708,963
                                                   -------------   -------------
* Share information
  Shares sold
   Blue Chip Growth shares                               37,984          86,086
   Blue Chip Growth Advisor Class shares                     12               -
  Distributions reinvested
   Blue Chip Growth shares                                    -           1,870
  Shares redeemed
   Blue Chip Growth shares                              (30,001)        (44,881)
                                                   -------------   -------------
  Increase (decrease) in shares outstanding               7,995          43,075

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Blue Chip Growth Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2000
NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Blue Chip Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The fund has two classes of sharesNBlue Chip Growth, offered since June 30, 1993, and Blue Chip Growth Advisor Class, first offered on March 31, 2000. Blue Chip Growth Advisor Class sells its shares only through financial intermediaries, which it compensates for distribution and certain administrative services under a Board-approved Rule 12b-1 plan. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to both classes, and, in all other respects, the same rights and obligations as the other class. The fund seeks long-term capital growth and, secondarily, income by investing in the common stocks of large and medium-sized blue chip growth companies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     AFFILIATED COMPANIES As defined by the Investment Company Act of 1940, an affiliated company is one in which the fund owns at least 5% of the outstanding voting securities.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $2,211,777,000 and $1,743,711,000, respectively, for the six months ended June 30, 2000.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $5,200,199,000. Net unrealized gain aggregated $2,411,273,000 at period-end, of which $2,521,659,000 related to appreciated investments and $110,386,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $3,788,000 was payable at June 30, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.30% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2000, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     The manager has agreed to bear any expenses through December 31, 2001, which would cause Blue Chip Growth Advisor Class's ratio of total expenses to average net assets to exceed 1.05%. Thereafter, through December 31, 2003, Blue Chip Growth Advisor Class is required to reimburse the manager for these expenses, provided that its average net assets have grown or expenses have declined sufficiently to allow reimbursement without causing its ratio of expenses to average net assets to exceed 1.05%.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $7,991,000 for the six months ended June 30, 2000, of which $1,476,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum Growth Fund held approximately 5.1% of the outstanding Blue Chip Growth shares at June 30, 2000. For the six months then ended, the Blue Chip Growth shares were allocated $334,000 of Spectrum expenses, $107,000 of which was payable at period-end.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2000, totaled $4,103,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the six months ended June 30, 2000, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $1,211,000 with certain affiliates of the manager and paid commissions of $2,000 related thereof.
================================================================================

T. Rowe Price Shareholder Services
--------------------------------------------------------------------------------
INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES
-------------------------------------
BY PHONE 1-800-225-5132 Available Monday through Friday from
8 a.m. to 10 p.m. ET and weekends from 8:30 a.m. to 5 p.m. ET.

IN PERSON Available in T. Rowe Price Investor Centers.

ACCOUNT SERVICES
----------------
CHECKING Available on most fixed-income funds ($500 minimum).

AUTOMATIC INVESTING From your bank account or paycheck.

AUTOMATIC WITHDRAWAL Scheduled, automatic redemptions.

DISTRIBUTION OPTIONS Reinvest all, some, or none of your distributions.

AUTOMATED 24-HOUR SERVICES Including Tele*AccessRegistration Mark and the
T. Rowe Price Web site on the Internet. Address: www.troweprice.com

BROKERAGE SERVICES*
-------------------
Individual Investments Stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates. **

INVESTMENT INFORMATION
----------------------
COMBINED STATEMENT Overview of all your accounts with T. Rowe Price.

SHAREHOLDER REPORTS Fund managers' reviews of their strategies and results.

T. ROWE PRICE REPORT Quarterly investment newsletter discussing markets and financial strategies.

PERFORMANCE UPDATE Quarterly review of all T. Rowe Price fund results.

INSIGHTS Educational reports on investment strategies and financial markets.

INVESTMENT GUIDES Asset Mix Worksheet, College Planning Kit,
Diversifying Overseas: A Guide to International Investing, Personal Strategy Planner, Retirees Financial Guide, and Retirement Planning Kit.

     * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.

     ** Based on a July 2000 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
================================================================================

T. Rowe Price Mutual Funds
--------------------------------------------------------------------------------
STOCK FUNDS
-----------
DOMESTIC
Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total
Equity Market Index
Value

INTERNATIONAL/GLOBAL
Emerging Markets Stock
European Stock
Global Stock
International Discovery*
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
----------
DOMESTIC TAXABLE
Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

DOMESTIC  TAX-FREE
California Tax-Free Bond
Florida Intermediate  Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free  Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate  Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond
Virginia Tax-Free Bond

INTERNATIONAL/GLOBAL
Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS
------------------
TAXABLE
Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

TAX-FREE
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

BLENDED  ASSET  FUNDS
---------------------
Balanced
Personal Strategy  Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD VARIABLE ANNUITY
--------------------------------------
Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

     *    Closed to new investors.
     + Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

     Please  call  for  a  prospectus,   which  contains  complete  information,
including fees and expenses. Read it carefully before investing.

     The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios' investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.
================================================================================

T. Rowe Price Advisory Services and Retirement Resources
--------------------------------------------------------------------------------
ADVISORY SERVICES, RETIREMENT RESOURCES

     T. Rowe Price is your full-service retirement specialist. We have developed unique advisory services that can help you meet the most difficult retirement challenges. Our broad array of retirement plans is suitable for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We also provide recordkeeping, communications, and investment management services, and our educational materials, self-help planning guides, and software tools are recognized as among the industry's best. For information or to request literature, call us at 1-800-638-5660, or visit our Web site at WWW.TROWEPRICE.COM.

ADVISORY SERVICES
-----------------

     T. ROWE PRICE RETIREMENT INCOME MANAGERsm helps retirees or those within two years of retirement determine how much income they can take in retirement. The program uses extensive statistical analysis and the input of financial
planning   professionals  to  suggest  an  income  plan  that  best  meets  your objectives.

     T. ROWE PRICE ROLLOVER INVESTMENT SERVICE offers asset allocation advice to those planning a major change in their qualified retirement plans, such as a 401(k) rollover from a previous employer or an IRA transfer.

RETIREMENT RESOURCES AT T. ROWE PRICE
-------------------------------------

  Traditional, Roth, and Rollover IRAs
  SEP-IRA and SIMPLE IRA
  Profit Sharing
  Money Purchase Pension
  "Paired" Plans (Money Purchase
   Pension and Profit Sharing Plans)
  401(k) and 403(b)
  457 Deferred Compensation

PLANNING AND INFORMATIONAL GUIDES
  Minimum Required Distributions Guide
  Retirement Planning Kit
  Retirees Financial Guide
  Tax Considerations for Investors

INSIGHTS REPORTS
  The Challenge of Preparing for Retirement
  Financial Planning After Retirement
  The Roth IRA: A Review

SOFTWARE PACKAGES
  T. Rowe Price Retirement Planning
   AnalyzerTM CD-ROM or diskette $19.95.
   To order, please call 1-800-541-5760.
   Also available on the Internet for $9.95.
  T. Rowe Price Variable Annuity AnalyzerTM
   CD-ROM or diskette, free. To order,
   please call 1-800-469-5304.

T. ROWE PRICE IMMEDIATE VARIABLE ANNUITY (INCOME ACCOUNT)

INVESTMENT KITS
  We will be happy to send you one of our
  easy-to-follow  investment kits when you
  are ready to invest in any T. Rowe Price
  retirement  vehicle,  including  IRAs,
  qualified plans, small-business plans,
  or our no-load variable annuities.
================================================================================
FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions,  call 1-800-225-5132
or visit our Web site

BALTIMORE  AREA
DOWNTOWN
101 East  Lombard  Street
OWINGS  MILLS
Three Financial  Center
4515  Painters  Mill Road

BOSTON  AREA
386  Washington  Street
Wellesley

COLORADO SPRINGS
4410 ArrowsWest Drive

LOS ANGELES AREA
Warner Center
21800 Oxnard  Street,  Suite 270
Woodland  Hills

TAMPA
4200 West Cypress  Street
10th Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.         F93-051  6/30/00